SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


              Date of Report
              (Date of earliest
              event reported):        July 22, 2003


                       Ridgestone Financial Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-27984                      39-1797151
---------------             ----------------                -------------
(State or other             (Commission File                (IRS Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)


              13925 West North Avenue, Brookfield, Wisconsin 53005
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 789-1011
                        -------------------------------
                        (Registrant's telephone number)

Item 7.        Financial Statements and Exhibits.
-------        ----------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits. The following exhibit is being furnished herewith:

                    (99) Ridgestone Financial Services, Inc. press release,
                         dated July 22, 2003.

Item 9.        Regulation FD Disclosure (information furnished in this Item 9 is
-------        ------------------------  furnished under Item 12).

     On July 22, 2003, Ridgestone Financial Services, Inc. issued a press release announcing financial results for the three and six months ended June 30, 2003 and announcing authorization of a stock repurchase plan. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K. The information contained in this Item 9 of this Current Report on Form 8-K of Ridgestone Financial Services, Inc. is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the guidance provided under Release No. 34-47583.




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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIDGESTONE FINANCIAL SERVICES, INC.



Dated:     July 22, 2003            By: /s/ Christine V. Lake
                                        ----------------------------------------
                                        Christine V. Lake
                                        Executive Vice President

                   Exhibit Index to Current Report on Form 8-K
                   -------------------------------------------

Exhibit
Number        Description
------        -----------

(99) Ridgestone Financial Services, Inc. press release, dated July 22, 2003.